Note 10 - Income Taxes (Details Textual) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
Valuation Allowance, Deferred Tax Asset, Increase (Decrease), Amount	$ 15	$ 85
Effective Income Tax Rate Reconciliation, at Federal Statutory Income Tax Rate, Percent	34.00%	34.00%
Liability for Uncertainty in Income Taxes, Current	$ 0	$ 0
Deferred Tax Liability Not Recognized, Amount of Unrecognized Deferred Tax Liability, Undistributed Earnings of Foreign Subsidiaries	$ 0	$ 0